                                                      Exhibit 99.1

                                  SPECIMEN


            THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF GS FINANCIAL PRODUCTS U.S., L.P. THAT, IF THE HOLDER PROPOSES TO SELL OR TRANSFER THIS SECURITY TO ANY PENSION OR WELFARE PLAN (AS DEFINED IN
SECTION 3 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 ("ERISA")), THE HOLDER WILL DO SO ONLY:

            (U) TO THE EXTENT SUCH PURCHASE IS MADE BY OR ON BEHALF OF A BANK COLLECTIVE INVESTMENT FUND MAINTAINED BY THE PURCHASER IN WHICH AT ANY TIME WHILE THIS SECURITY IS OUTSTANDING NO PLAN, TOGETHER WITH ANY OTHER PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION, HAS AN INTEREST IN EXCESS OF 10% OF THE TOTAL OF ALL ASSETS IN SUCH COLLECTIVE INVESTMENT FUND;

            (V) TO THE EXTENT SUCH PURCHASE IS MADE BY OR ON BEHALF OF AN INSURANCE COMPANY POOLED SEPARATE ACCOUNT MAINTAINED BY THE PURCHASER IN WHICH AT ANY TIME WHILE THIS SECURITY IS OUTSTANDING NO PLAN, TOGETHER WITH ANY OTHER PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION, HAS AN INTEREST IN EXCESS OF 10% OF THE TOTAL OF ALL ASSETS IN SUCH POOLED SEPARATE ACCOUNT;

            (W) TO THE EXTENT SUCH PURCHASE IS MADE BY OR ON BEHALF OF AN INSURANCE COMPANY GENERAL ACCOUNT IN WHICH AT ANY TIME WHILE THIS SECURITY IS OUTSTANDING THE RESERVES AND LIABILITIES FOR THE GENERAL ACCOUNT CONTRACTS HELD BY OR ON BEHALF OF ANY PLAN, AS DEFINED BY THE ANNUAL STATEMENT APPROVED BY THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS ("NAIC"), TOGETHER WITH SUCH RESERVES AND LIABILITIES WITH RESPECT TO ANY OTHER PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION, DO NOT EXCEED 10% OF THE TOTAL OF RESERVES AND LIABILITIES OF THE GENERAL ACCOUNT (EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES) PLUS SURPLUS AS SET FORTH IN THE NAIC ANNUAL STATEMENT FILED WITH THE STATE OF DOMICILE OF THE INSURER;

            (X) TO THE EXTENT THAT SUCH PURCHASE IS MADE ON BEHALF OF A PLAN BY: (i) AN INVESTMENT ADVISER REGISTERED UNDER THE INVESTMENT ADVISERS ACT OF 1940, WITH, AS OF THE LAST DAY OF ITS MOST RECENT FISCAL YEAR, TOTAL ASSETS UNDER ITS MANAGEMENT AND CONTROL IN EXCESS OF $50,000,000 AND SHAREHOLDERS' OR PARTNERS' EQUITY IN EXCESS OF $750,000 AS SHOWN IN ITS MOST RECENT BALANCE SHEET PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; (ii) A BANK AS DEFINED IN SECTION 202(A)(2) OF THE INVESTMENT ADVISERS ACT OF

      1940, WITH EQUITY CAPITAL IN EXCESS OF $1,000,000 AS OF THE LAST DAY OF ITS MOST RECENT FISCAL YEAR; OR (iii) AN INSURANCE COMPANY QUALIFIED UNDER THE LAWS OF MORE THAN ONE STATE TO MANAGE ASSETS WITH NET WORTH IN EXCESS OF $1,000,000 AS OF THE LAST DAY OF ITS MOST RECENT FISCAL YEAR; AND, IN ANY CASE, IS OTHERWISE A QUALIFIED PROFESSIONAL ASSET MANAGER, AS SUCH TERM IS USED IN PROHIBITED TRANSACTION CLASS EXEMPTION 84-14 ISSUED BY THE DEPARTMENT OF LABOR, PROVIDED SUCH PURCHASE WILL NOT BE MADE FOR OR ON BEHALF OF ANY PENSION OR WELFARE PLAN (AS DEFINED ABOVE) WHICH, TOGETHER WITH ANY OTHER PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION, REPRESENTS MORE THAN 20% OF THE TOTAL CLIENT ASSETS MANAGED BY SUCH PURCHASER; OR

            (Y) IF THE GOLDMAN SACHS GROUP L.P. ("GROUP") HAS NOTIFIED PURCHASERS THAT PROHIBITED TRANSACTION EXEMPTION 93-78 MAY BE APPLICABLE TO THE PURCHASE OF THIS SECURITY AND GROUP HAS OBTAINED A LETTER FROM THE INITIAL ISSUANCE PURCHASER OF THIS SECURITY TO THE EFFECT SET OUT IN PROHIBITED TRANSACTION EXEMPTION 93-78, TO THE
      EXTENT: (1) THE PURCHASE OF AND DECISION TO INVEST IN THIS SECURITY IS MADE BY A FIDUCIARY INDEPENDENT OF GROUP; (2) EACH PLAN PURCHASING THIS SECURITY EITHER (i) HAS ASSETS EXCEEDING $500 MILLION, (ii) HAS ASSETS EXCEEDING $25 MILLION AND THE FIDUCIARY RESPONSIBLE FOR INVESTMENT HAS INVESTMENT RESPONSIBILITY FOR CONTROLLED GROUP PLANS (DETERMINED USING THE DEFINITION OF CONTROLLED GROUP IN SECTION 1563 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) WHICH, IN THE AGGREGATE, HAVE ASSETS OF AT LEAST $500 MILLION OR (iii) IS PART OF A MASTER TRUST FOR MEMBERS OF A CONTROLLED GROUP (AS DEFINED IN SECTION 1563 OF THE CODE) WITH ASSETS EXCEEDING $500 MILLION, PROVIDED THE INVESTMENT FIDUCIARY MAKING THE INVESTMENT DECISION ON BEHALF OF THE MASTER TRUST HAS INVESTMENT RESPONSIBILITY FOR ALL PLANS IN THE MASTER TRUST; AND (3) AFTER THE ACQUISITION OF THIS SECURITY, NO MORE THAN 10% OF ANY PLAN'S ASSETS ARE INVESTED IN ALL "INSTRUMENTS" OF GROUP, WITHIN THE MEANING OF PROHIBITED TRANSACTION EXEMPTION 93-78; OR

            (Z) TO THE EXTENT SUCH PLAN IS A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS NOT SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR SECTION 401(a) OF THE CODE.

            THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.

THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO GS FINANCIAL PRODUCTS U.S., L.P. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. FRN-[2]
CUSIP                               REGISTERED
No. 362276107                       PRINCIPAL AMOUNT: $73,000,000

                      GS FINANCIAL PRODUCTS U.S., L.P.

                         MEDIUM-TERM NOTE, SERIES B
                              (Floating Rate)

SPECIFIED CURRENCY --                         INTEREST RATE
PRINCIPAL: U.S. Dollars                       BASIS:  N/A

                                              __ Commercial Paper
                                                 Rate
SPECIFIED CURRENCY --                         __ Prime Rate
INTEREST: U.S. Dollars                        __ LIBOR
                                              __ Treasury Rate
                                              __ CD Rate
                                              __ Federal Funds
CALCULATION                                      Rate
AGENT: Goldman, Sachs & Co.

                                              INTEREST PAYMENT
                                              PERIOD: N/A


EXCHANGE RATE
AGENT: N/A                                    INTEREST RESET
                                              PERIOD: N/A


ISSUE DATE: August 9, 1996
                                              MINIMUM
                                              INTEREST RATE: N/A

STATED MATURITY DATE: August 9, 2002

                                              MAXIMUM
                                              INTEREST RATE: N/A
INDEX MATURITY: N/A


                                              SPREAD (plus
INITIAL                                       or minus): N/A
INTEREST RATE:  N/A


                                              SPREAD
                                              MULTIPLIER: N/A

INTEREST PAYMENT                              REDEMPTION
         DATES: This Security shall not       PERIODS: N/A
         bear interest.
                                              REDEMPTION
                                              COMMENCEMENT
INTEREST RESET                                DATE: N/A
         DATES: N/A


                                              REDEMPTION
                                              PRICES: N/A


                                              REPAYMENT
                                              DATE: N/A

OTHER TERMS:

Redemption Amount

      The amount payable on this Security (the "Redemption Amount") on the Stated Maturity Date will be calculated by the Calculation Agent on the Calculation Date and will be determined in accordance with the following formula:


        Principal Amount {1 + 113% x [(Final Index Value) -1]}
                                      -------------------
                                      Initial Index Value

provided, however, that in no event will the Redemption Amount of this Security be less than 100% of its Principal Amount or be greater than the product of the Maximum Return and the Principal Amount of this Security; provided further, however, that if the Closing Index Value on any Business Day prior to the Valuation Period is greater than or equal to the Threshold Value, then the Redemption Amount shall be equal to the product of the Maximum Return and the Principal Amount of this Security.

      "Business Day" means any day on which the New York Stock Exchange, Inc. (the "NYSE") is open for business.

      "Calculation Date" means the fifth Business Day prior to the Stated Maturity Date.

      "Closing Index Value" means the closing value of the Index (such value as calculated by S&P) at the close of business on any Business Day.

      "Final Index Value" means the unweighted arithmetic average of the closing values of the Index (such values as calculated by S&P) at the close of business of the NYSE on the five Business Days immediately preceding and including the Calculation Date.

      "Index" means the S&P 500 Composite Stock Price Index.

      "Initial Index Value" means 660.23.

      "Index Sponsor" or "S&P" means Standard & Poor's, a division of the McGraw Hill Companies, Inc.

      "Maximum Return" means 213%.

      "Threshold Value" means (200% x Initial Index Value).

      "Valuation Period" means the five Business Days immediately preceding and including the Calculation Date.

      The Final Index Value of the Index shall be determined by the Calculation Agent by the following method: (i) the Calculation Agent shall add the closing values of the Index as calculated by S&P on and for the five Business Days during the Valuation Period and then divide such sum by five; or (ii) if S&P discontinues publication of the Index and S&P or another entity publishes a successor or substitute index that the Calculation Agent determines, in its sole discretion, to be comparable to the Index (any such index being referred to hereinafter as a "Successor Index"), then, upon the Calculation Agent's notification of such determination to the Issuer, the Calculation Agent shall add the closing values of the Successor Index as calculated by S&P or such other entity for the Valuation Period and shall divide such sum by the applicable number of Business Days.

      Notwithstanding the foregoing, if the Calculation Agent determines on any day during the Valuation Period that a Market Disruption Event (as hereinafter defined) has occurred, then the Redemption Amount shall be calculated by omitting the Closing Index Value of the Index for such day and dividing the sum of the remaining Closing Index Values during the Valuation Period by the remaining number of Business Days during the Valuation Period; provided, however, that if, there are no Business Days during the Valuation Period on which there is not a Market Disruption Event occurring or continuing (i) the Valuation Period shall be deemed to be the Calculation Date, notwithstanding the Market Disruption Event, and (ii) the Calculation Agent shall determine the Final Index Value as the closing value of the Index on the Calculation Date in accordance with the method for calculating the Index last in effect prior to the commencement of the Market Disruption Event using the closing value (or, if trading in any relevant security has been materially suspended or materially limited, its good faith estimate of the closing value that would have prevailed but for that suspension or limitation) on the Calculation Date of each security comprising the Index.

Market Disruption Event

      Market Disruption Event means the occurrence or existence on any Business Day of:

      (i) a suspension, absence or material limitation of trading of 100 or more of the securities included in the Index on the primary market for such securities for more than two hours of trading or during the one-half hour period preceding the close of trading in such market; or the suspension, absence or material limitation of trading on the primary market for trading in futures or options contracts related to the Index during the one-half hour period preceding the close of trading in the applicable market, in each case as determined by the Calculation Agent in its sole discretion; and

      (ii) a determination by the Calculation Agent in its sole discretion that the event described in clause (i) above materially interfered with the ability of the Issuer or any of its affiliates to unwind all or a material portion of the hedge with respect to the Securities.

      For purposes of determining whether a Market Disruption Event has occurred: (1) a limitation on the hours or number of days of trading will not constitute a Market Disruption Event if it results from an announced change in the regular business hours of the relevant exchange or market,
(2) a decision to permanently discontinue trading in the relevant futures or options contract will not constitute a Market Disruption Event, (3) limitations pursuant to NYSE Rule 80A (or any applicable rule or regulation enacted or promulgated by the NYSE, any other self-regulatory organization or the Securities and Exchange Commission of similar scope, as determined by the Calculation Agent) on trading during significant market fluctuations shall constitute a Market Disruption Event, (4) a suspension of trading in a futures or options contract on the Index by the primary securities market related to such contract by reason of (x) a price change exceeding limits set by such exchange or market, (y) an imbalance of orders relating to such contracts or (z) a disparity in bid and ask quotes relating to such contracts will constitute a suspension or material limitation of trading in futures or options contracts related to the Index and (5) "a suspension, absence or material limitation on trading" on the primary market on which futures or options contracts relating to the Index are traded will not include any time when such market is itself closed for trading under ordinary circumstances.

Discontinuance of the Index

      If S&P discontinues publication of the Index and a Successor Index is available, then the Redemption Amount will be determined by reference to the Successor Index as provided above.

      If the publication of the Index is discontinued and S&P or another entity does not publish a Successor Index on any of the five Business Days during the Valuation Period, the Redemption Amount will be computed by the Calculation Agent by reference to the following:

            (1) determining the component stocks of the Index or any Successor Index as of the last date on which either of such indices was calculated by S&P or another entity and quoted on any publicly available information source (each such component stock a "Last Component Stock");

            (2) for each Last Component Stock, calculating as of each Business Day the product of the market price per share and the number of the then outstanding shares (such product referred to as the "Market Value" of such stock), by reference to (a) the closing market price per share of such Last Component Stock as quoted by the New York Stock Exchange, Inc. or the American Stock Exchange or any other nationally recognized stock exchange, or if no such quotation is available, then the closing market price as quoted by any major regional stock exchange or the Nasdaq National Market System ("NASDAQ") (collectively the "Exchanges") and (b) the most recent publicly available statement of the number of outstanding shares of such Last Component Stock;

            (3) aggregating the Market Values obtained in clause (2) of all Last Component Stocks;

            (4) determining the S&P Base Value as of the last day on which either the Index or any Successor Index was published by S&P or another entity, as adjusted thereafter as described below;

            (5) dividing the aggregate Market Value of all Last Component Stocks by the S&P Base Value (adjusted as aforesaid); and

            (6) multiplying the resulting quotient (expressed in decimals) by ten.

      If any Last Component Stock is no longer publicly traded on any Exchange, the last available market price per share for such Last Component Stock as quoted by any Exchange, and the number of outstanding shares thereof at such time, will be used in computing the last available Market Value of such Last Component Stock. Such Market Value will be used in all computations of the Index thereafter.

      If a company that has issued a Last Component Stock and another company that has issued a Last Component Stock are consolidated to form a new company, the common stock of such new company will be considered a Last Component Stock and the common stocks of the constituent companies will no longer be considered Last Component Stocks. If any company that has issued a Last Component Stock merges with, or acquires, a company that has not issued a Last Component Stock, the common stock of the surviving corporation will, upon the effectiveness of such merger or acquisition, be considered a Last Component Stock. However, in each case, the S&P Base Value will be adjusted (in accordance with the formula described below).
As a result of this adjustment, the S&P Base Value immediately after such consolidation, merger or acquisition will equal (a) the S&P Base Value immediately prior to such event, multiplied by (b) the quotient of the aggregate Market Value of all Last Component Stocks immediately after such event, divided by the aggregate Market Value for all Last Component Stocks immediately prior to such event.

      If a company that has issued a Last Component Stock issues a stock dividend, declares a stock split or issues new shares pursuant to the acquisition of another company, then, in each case, the S&P Base Value will be adjusted (in accordance with the formula described below) so that the S&P Base Value immediately after the time the particular Last

Component Stock commences trading ex-dividend, the effectiveness of the stock split or the time new shares of such Last Component Stock commence trading equals (a) the S&P Base Value immediately prior to such event, multiplied by (b) the quotient of the aggregate Market Value for all Last Component Stocks immediately after such event, divided by the aggregate Market Value of all Last Component Stocks immediately prior to such event.

      If at any time the method of calculating the Index or a Successor Index, or the value thereof, is changed in a material respect, or if the Index or a Successor Index is in any other way modified so that such Index does not, in the opinion of the Calculation Agent, fairly represent the value of the Index or such Successor Index had such changes or modifications not been made, then, from and after such time, the Calculation Agent shall, at the close of business in New York, New York, on each Business Day, make such adjustments as, in the good faith judgment of the Calculation Agent, may be necessary in order to arrive at a calculation of a value of a stock index comparable to the Index or such Successor Index, as the case may be, as if such changes or modifications had not been made, and calculate the Closing Index Value with reference to the Index or such Successor Index, as adjusted. Accordingly, if the method of calculating the Index or a Successor Index is modified so that the value of such Index is a fraction of what it would have been if it had not been modified (e.g., due to a split in the Index), then the Calculation Agent shall adjust such Index in order to arrive at a value of the Index or such Successor Index as if it had not been modified (e.g., as if such split had not occurred).

      Upon any adoption by the Calculation Agent of a Successor Index, it shall cause notice thereof to be published in The Wall Street Journal (or another newspaper of general circulation) within three Business Days of such determination. If S&P discontinues publication of the Index prior to the Valuation Period and the Calculation Agent determines that no Successor Index is available at such time, then on each Business Day until the earlier to occur of (i) the commencement of the Valuation Period and (ii) a determination by the Calculation Agent that a Successor Index is available, the Calculation Agent shall determine the value that would be used in computing the Redemption Amount by reference to the method set forth in clauses (1) through (6) above as if such day were one of the five Business Days used in calculating the Redemption Amount.

      S&P Base Value means a value determined on any Business Day in accordance with the following formula:

      (1) The mean average of the Market Values as of each week in the base period of the years 1941 through 1943 of the common stock of each company in a group of 500 companies similar to those in the Index is determined; and

      (2) The mean average Market Values of all such common stocks over such base period (as determined under clause (1) above) are aggregated.

      In any case where the S&P Base Value is to be adjusted, the Calculating Agent shall first recalculate the aggregate Market Value of all component stocks (after taking account of the new market price per share of the particular component stock or the new number of outstanding shares thereof or both, as the case may be) and then adjust the S&P Base Value in accordance with the following formula:

   Old S&P Base Value X New Market Value = New S&P Base Value
                        ----------------
                        Old Market Value


Redemption

      Any redemption of this Security pursuant to the first sentence of Paragraph 4(b) on the reverse hereof will be made as a whole and not in part and the Redemption Price will equal the greater of (i) 105% of the average of the Closing Values of the Securities on the 10 Business Days immediately preceding the date of the mailing of the notice of redemption (the "Mailing Date"), or (ii) 100% of the Principal Amount of the Securities to be redeemed. "Closing Value" means, with respect to any Business Day, the closing price of the Securities, regular way, as reported by the NYSE on such Business Day or, if there is no such closing price on such Business Day, the average of the bid and ask prices as reported by the NYSE on such Business Day or, if the Securities are not then listed on the NYSE, the Issuer will select a broker-dealer (which may be the Calculation Agent) to determine the Closing Value.

Events of Default and Acceleration

      In case an Event of Default with respect to this Security shall have occurred and be continuing prior to the Calculation Date, the amount payable to the holder of this Security upon any acceleration permitted by this Security will be equal to the amount that would be payable as though the Stated Maturity Date of this Security was the date on which early repayment is due, and the Final Index Value was calculated based on the Closing Index Value of the Index on the date of early repayment, or the first succeeding Business Day in the event that the date of early repayment is not a Business Day. If prior to the date of such early repayment, the Closing Index Value exceeds the Threshold Value, the amount payable to the holder of this Security upon acceleration will be equal to the sum of (x) 100% of the Principal Amount of this Security, plus
(y) 113% of Principal Amount of this Security. In either event, the amount in excess of the Principal Amount of this Security determined pursuant to either of the preceding two sentences will be discounted from the Stated Maturity Date to the date of early repayment in accordance with generally accepted financial practice on a semi-annual basis at a discount rate equal to the LIBOR rate, determined by the Calculation Agent in accordance with the procedures set forth on the reverse hereof for Securities with an Interest Rate Basis of LIBOR using the rate for an Index Maturity similar to the period from the date of early repayment to the Stated Maturity Date. If an Event of Default occurs on or after the Calculation Date, the amount payable upon acceleration shall equal the Redemption Amount. For the purpose of determining whether holders of the aggregate principal amount of Securities required for any consent, waiver, authorization or other action to be taken by holders of Securities have taken such action, the principal amount of the Securities offered hereby will equal up to and including the Calculation Date the Principal Amount and after the Calculation Date, the Redemption Amount.

Calculation Agent

            The Calculation Agent shall have no liability to the Issuer or any holder of any Security for any action taken or omitted to be taken as Calculation Agent in good faith.

- ----------------

            GS Financial Products U.S., L.P., a Cayman Islands exempted limited partnership (hereinafter called the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Redemption Amount shown above in the Specified Currency shown above on the Stated Maturity Date shown above, and to pay interest thereon, from the Issue Date specified above (the "Issue Date") or from the most recent Interest Payment Date to which interest on this Security (or any predecessor Security) has been paid or duly provided for, provided, however, that if the Interest Reset Dates with respect to this Security are weekly, from the day following the most recent Regular Record Date (as hereinafter defined), at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date (as defined on the reverse hereof) following the Issue Date and thereafter at a rate determined in accordance with the provisions on the reverse hereof under the heading "Determination of Commercial Paper Rate", "Determination of Prime Rate", "Determination of LIBOR", "Determination of Treasury Rate", "Determination of CD Rate" or "Determination of Federal Funds Rate" depending upon whether the Interest Rate Basis specified above is Commercial Paper Rate, Prime Rate, LIBOR, Treasury Rate, CD Rate or Federal Funds Rate until the principal hereof is paid or duly made available for payment, and at the rate then accruing on this Security on any overdue principal and premium and on any overdue installment of interest.

            Such interest shall be payable by the Issuer weekly, monthly, quarterly, semi-annually or annually as specified above under "Interest Payment Period" and, unless otherwise specified above under "Interest Payment Date(s)", such interest shall be payable, if the Interest Reset Dates with respect to this Security are weekly, on the third Wednesday of March, June, September and December of each year; if the Interest Reset Dates with respect to this Security are monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; if the Interest Reset Dates with respect to this Security are quarterly, on the third Wednesday of March, June, September and December of each year; if the Interest Reset Dates with respect to this Security are semi-annually, on the third Wednesday of the two months of each year specified on the face hereof; and if the Interest Reset Dates with respect to this Security are annually, on the third Wednesday of the month specified on the face hereof (or, unless otherwise specified on the face hereof, if any such day is not a Market Day (as hereinafter defined) with respect to this Security, on the next succeeding Market Day with respect to this Security or, if the Interest Rate Basis specified above is LIBOR and such next succeeding Market Day falls in the next calendar month, the next preceding Market Day) (each date so specified above determined as herein provided, an "Interest Payment Date") and at maturity.

            The interest so payable, and punctually paid or duly provided for, on any such Interest Payment Date will be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the fifteenth calendar day (whether or not a Market Day or a Business Day (as hereinafter defined)) next preceding such Interest Payment Date (the "Regular Record Date"); provided, however, that interest payable at maturity will be payable to the person to whom principal shall be payable; and, provided, further, that if the Issue Date is after a Regular Record Date and before the next succeeding Interest Payment Date the first payment of interest shall be payable on the Interest Payment Date following the next succeeding Regular Record Date to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on such next succeeding Regular Record Date.

            Any such interest which is payable, but not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such defaulted interest may either be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange.

            Payment of principal of (and premium, if any) and interest on this Security will be made in the Specified Currency specified above; provided, however, that, if this Security is denominated in other than U.S. dollars, payments of principal of (and premium, if any) and interest due on this Security on any date will nevertheless be made in U.S. dollars:
(a) at the option of the Holder of this Security under the procedures described in the two next succeeding paragraphs and (b) at the option of the Issuer in the case of imposition of exchange controls or other circumstances beyond the control of the Issuer as described in the fifth and sixth succeeding paragraphs. The Issuer will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Issuer to pay the principal of (and premium, if any) or interest on any Securities of this series on behalf of the Issuer and having an office or agency (the "Paying Agency Office") in The City of New York (the "Place of Payment") where Securities of this series may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to Securities of this series may be served. The Issuer has initially appointed The Bank of New York as Paying Agent.

            Except as provided in the next paragraph, any payment of principal (and premium, if any) and interest for any Security of this series denominated in a Specified Currency other than U.S. dollars will be made in U.S. dollars if the registered Holder of such Security on the relevant Regular Record Date or at the maturity of such Security, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Trustee at the Corporate Trust Office in The City of New York on or before such Regular Record Date or the date 15 days before such maturity, as the case may be. Such request may be in writing (mailed or hand delivered) or by telecopier or, if promptly confirmed in writing, by other form of facsimile transmission. Any such request made for any Security by a registered Holder will remain in effect for any further payments of interest and principal (and premium, if any) on such Security payable to such Holder, unless such request is revoked on or before the relevant Regular Record Date or the date 15 days before the maturity of such Security, as the case may be.

            The U.S. dollar amount to be received by a Holder of a Security denominated in a Specified Currency other than U.S. dollars who elects to receive payment in U.S. dollars will be determined by the Exchange Rate Agent based upon the highest bid quotation in The City of New York for U.S. dollars received by such Exchange Rate Agent as of 11:00 a.m., New York City time, on the second Business Day next preceding the applicable payment date from three recognized foreign currency dealers selected by the Exchange Rate Agent (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of such Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of such Speci-fied Currency payable to all Holders of Securities of this series denominated in such Specified Currency electing to receive U.S. dollar payments on such payment date and at which the applicable dealer commits to execute a contract. If three such bid quotations are not available on the second Business Day preceding the payment of principal (and premium, if any) or interest on this Security, such payment will be made in the Speci-fied Currency. All currency exchange costs associated with any payment in U.S. dollars on this Security will be borne by the Holder hereof by deduc-tions from such payment. Goldman, Sachs & Co. will initially serve as Exchange Rate Agent.

            Payments of principal of (and premium, if any) and any interest due with respect to this Security at maturity to be paid in U.S. dollars shall be made in immediately available funds against surrender of this Security at the Corporate Trust Office of the Trustee in the Borough of

Manhattan, The City of New York or at such other offices or agencies as the Issuer may designate and at the offices of such other Paying Agents as the Issuer shall have appointed pursuant to the Indenture; provided that this Security is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest on this Security to be paid in U.S. dollars other than at maturity shall be made by check mailed on or before the due date for such payment to the person entitled thereto at such person's address appearing on the register of this Security or by wire transfer to an account maintained by the payee with a bank located in the Borough of Manhattan, The City of New York, if such registered Holder so elects by giving written notice to the Trustee at its Corporate Trust Office in The City of New York, not less than 15 days (or such fewer days as the Trustee may accept at its discretion) prior to the date of the payments to be obtained, of such election and of the account to which payments are to be made.

            Payments of principal of (and premium, if any) and interest with respect to this Security to be made in a Specified Currency other than U.S. dollars will be made by wire transfer of immediately available funds to such account with a bank located in the country issuing the Specified Currency (or, if this Security is denominated in ECUs, to an ECU account) or other jurisdiction acceptable to the Issuer and the Trustee as shall have been designated at least 5 Business Days prior to the applicable Interest Payment Date or the maturity of this Security, as the case may be, by the Holder of this Security on the relevant Regular Record Date or at maturity, provided that, in the case of payment of principal of (and premium, if any) and any interest due at such maturity, this Security must be presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Such designation shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office in The City of New York, and, unless revoked, any such designation made with respect to this Security by the Holder hereof will remain in effect with respect to any further payments with respect to this Security payable to the Holder hereof. If a payment in a Specified Currency other than U.S. dollars with respect to this Security cannot be made by wire transfer because the required designation has not been received by the Trustee on or before the requisite date or for any other reason, the Issuer will cause a notice to be mailed to the Holder of this Security at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Trustee's receipt of such a designation, such payment will be made within 5 Business

Days of such receipt. The Issuer will pay any administrative costs imposed by banks in connection with making payments by wire transfer with respect to this Security, but any tax, assessment or governmental charge imposed upon payments will be borne by the Holder of this Security.

            If the principal of (and premium, if any) or interest on this Security is payable at any time (including at maturity) in other than U.S. dollars and such Specified Currency (other than ECUs) is not available, due to the imposition of exchange controls or other circumstances beyond the control of the Issuer, the Issuer will be entitled to satisfy its obligations to the Holder of this Security by making such payment in U.S. dollars at a rate determined by the Exchange Rate Agent on the basis of the most recently available Exchange Rate (as hereinafter defined).

            If the principal of (and premium, if any) and interest on this Security is payable at any time (including at maturity) in ECUs and ECUs are unavailable due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or are no longer used in the European Monetary System, the Issuer will be entitled to satisfy its obligations to the Holder of this Security by making such payment in U.S. dollars. The amount so payable on any payment date in ECUs shall be converted into U.S. dollars at a rate determined by the Exchange Rate Agent as of the second Business Day prior to the date on which such payment is due on the following basis: The component currencies of the ECUs for this purpose (the "Components") shall be the currency amounts that were components of the ECUs as of the last date on which the ECUs were used in the European Monetary System. The equivalent of ECUs in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent on the basis of the most recently available Exchange Rate for the Components, or as otherwise specified on the face hereof.

            If the official unit of any Component is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more Components are consolidated into a single currency, the amounts of those currencies as a Component shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Components expressed in such single currency. If any Component is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall have a value on the date of division equal to the amount of the former Component divided by the number of currencies into which that currency was divided.

            Any payment made under such circumstances in U.S. dollars where the required payment is in other than U.S. dollars will not constitute an Event of Default under the Indenture or this Security.

            All determinations made by the Exchange Rate Agent pursuant to the terms of this Security shall be, absent manifest error, conclusive for all purposes and binding on the Holder of this Security and the Issuer, and the Exchange Rate Agent shall have no liability therefor.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by the manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                  SPECIMEN


            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:  August 9, 1996

                              GS FINANCIAL PRODUCTS U.S., L.P.


                              By:GS Financial Products US Co.
                                 General Partner


                              By____________________________
                                Name:
                                Title:

Date of Authentication:  August 9, 1996

This is one of the Securities
of the series designated
herein referred to in the
within-mentioned Indenture

THE BANK OF NEW YORK, as Trustee

By____________________________________
            Authorized Signatory

            1. This Security is one of a duly authorized issue of securities of the Issuer issued and to be issued in one or more series under the Indenture, dated as of October 11, 1994, (the "Indenture"), between the Issuer and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities issued and to be issued in one or more series in accordance with the terms of the Indenture are herein called the "Securities". Terms used and not defined herein but defined in the Indenture are used herein as therein defined.

            2.  (a)     This Security is one of the series designated on
the face hereof, limited to an aggregate initial offering price not to exceed $500,000,000 (or the equivalent thereof in any other currency or currencies or currency units) (which amount may be increased at the option of the Issuer if in the future it determines that it may wish to sell additional Securities of this series). The Securities of this series are initially issuable only as registered Securities, without coupons, in authorized denominations, if denominated in U.S. dollars, of $1,000 or any greater amount. The authorized denomination upon initial issuance of any Security denominated in other than U.S. dollars will be the amount of the Specified Currency for such Security equivalent, at the noon buying rate for cable transfers in The City of New York for such Specified Currency (the "Exchange Rate") on the first Business Day (as hereinafter defined) next preceding the date on which the Issuer accepts the offer to purchase such Security, to $1,000 or any greater amount.

            (b) The rate of interest on this Security will be reset weekly, monthly, quarterly, semi-annually or annually or otherwise, as specified on the face hereof under Interest Reset Period (each date upon which interest is so reset as provided below being hereinafter referred to as an "Interest Reset Date"). Unless otherwise specified on the face hereof, the Interest Reset Date with respect to this Security will be, if the Interest Reset Period specified on the face hereof is weekly (unless the Interest Rate Basis specified on the face hereof is the Treasury Rate), the Wednesday of each week; if the Interest Reset Period specified on the face hereof is weekly and the Interest Rate Basis specified on the face hereof is the Treasury Rate, except as otherwise provided below, the Tuesday of each week; if the Interest Reset Period specified on the face hereof is monthly, the third Wednesday of each month; if the Interest Reset Period specified on the face hereof is quarterly, the third Wednesday of each March, June, September and December; if the Interest Reset Period specified on the face hereof is semi-annually, the third Wednesday of two months in each year specified under Interest Reset Date on the face hereof; and if the Interest Reset Period specified on the face hereof is annually, the third Wednesday of the month in each year specified under Interest Reset Date on the face hereof; provided, however, that (i) the interest rate in effect from the Issue Date of this Security (or a predecessor Security) to but excluding the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof and (ii) the interest rate in effect for the ten calendar days immediately prior to maturity of this Security will be that in effect on the tenth calendar day preceding such maturity. If, pursuant to the preceding sentence, any Interest Reset Date would otherwise be a day that is not a Market Day with respect to this Security, the Interest Reset Date shall be the next succeeding day that is a Market Day with respect to this Security, except that, unless otherwise specified on the face hereof, if the Interest Rate Basis specified on the face hereof is LIBOR and the next succeeding Market Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day.

            Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest on this Security shall be the rate determined in accordance with the provisions of the applicable heading below corresponding to the Interest Rate Basis specified herein.

            Determination of Commercial Paper Rate. If the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate, the interest rate with respect to this Security for any Interest Reset Date shall equal the Money Market Yield (calculated as described below) of the per annum rates (quoted on a bank discount basis) on the second Market Day immediately preceding such Interest Reset Date (the "Commercial Paper Interest Determination Date") for commercial paper having the Index Maturity shown on the face hereof, as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates", or any successor publication published by the Board of Governors of the Federal Reserve System ("H.15(519)"), under the heading "Commercial Paper". In the event such rate is not so published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate with respect to such Interest Reset Date shall be the Money Market Yield of such rate on such Commercial Paper Interest Determination Date for commercial paper having the specified Index Maturity as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M. Quotations for U.S. Government Securities", or any successor publication published by the Federal Reserve Bank of New York ("Composite Quotations"), under the heading "Commercial Paper". If by
3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the Commercial Paper Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered per annum rates (quoted on a bank discount basis), as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity shown on the face hereof placed for an industrial issuer whose bond rating is "AAA", or the equivalent, from a nationally recognized rating agency; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Commercial Paper Rate shall be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date (or, in the case of the first Interest Reset Date, the Initial Interest Rate).

            The interest rate determined in accordance with the foregoing provisions (except in the case of an interest rate determined pursuant to the proviso in the last sentence of the immediately preceding paragraph) will be adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof.

            "Money Market Yield" shall be a yield (expressed as a percentage), calculated in accordance with the following formula:

                                               D x 360
                  Money Market Yield =      ------------- x 100,
                                            360 - (D x M)

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the period from the Interest Reset Date to but excluding the day that numerically corresponds to such Interest Reset Date (or, if there is not any such numerically corresponding day, the last day) in the calendar month that is the number of months corresponding to the specified Index Maturity after the month in which such Interest Reset Date falls.

            Determination of Prime Rate. If the Interest Rate Basis specified on the face hereof is the Prime Rate, the interest rate with respect to this Security for any Interest Reset Date shall equal the rate on the second Market Day immediately preceding such Interest Reset Date (the "Prime Rate Interest Determination Date") as published in H.15(519) under the heading "Bank Prime Loan". In the event that such rate is not published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to such Prime Rate Interest Determination Date, then the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display designated as page "NYMF" on the Reuters Monitor Money Rates Service (or such other page as may replace the NYMF page on that service for the purpose of displaying prime rates or base lending rates of major United States banks) ("Reuters Screen NYMF Page") as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen NYMF Page on such Prime Rate Interest Determination Date, the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent; provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Prime Rate shall be the Prime Rate in effect on such Prime Rate Interest Determination Date (or in the case of the first Interest Reset Date, the Initial Interest
Rate).

            The interest rate determined in accordance with the foregoing provisions (except in the case of an interest rate determined pursuant to the proviso of the last sentence of the immediately preceding paragraph) will be adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof.

            Determination of LIBOR. If the Interest Rate Basis specified on the face hereof is LIBOR, the interest rate with respect to this Security for any Interest Reset

Date shall be determined by the Calculation Agent in accordance with the following provisions:

            (i) On the second London Market Day prior to such Interest Reset Date (a "LIBOR Interest Determination Date"), the Calculation Agent will determine LIBOR on the basis of the offered rate for deposits of not less than $1,000,000 having the Index Maturity shown on the face hereof, commencing on the second London Market Day immediately following such LIBOR Interest Determination Date, which appears on the display designated as Page 3750 on the Dow Jones Telerate Service (or such other page as may replace Page 3750 on that service for the purpose of displaying London interbank offered rates of major banks) ("Telerate Page 3750") as of 11:00 A.M., London time, on that LIBOR Interest Determination Date; provided, however, that if no such offered rate so appears, LIBOR for such LIBOR Interest Determination Date will be determined as described in (ii) below.

          (ii) If on any LIBOR Interest Determination Date no offered rate for the applicable Index Maturity appears on Telerate Page 3750 as described in (i) above, LIBOR will be determined on the basis of the rates at approximately
      11:00 A.M., London time, on such LIBOR Interest Determination
      Date at which deposits in U.S. dollars having the Index
      Maturity specified on the face hereof are offered to prime banks in the London interbank market by four major banks selected by the Calculation Agent commencing on the second
      Market Day immediately following such LIBOR Interest Determina-tion Date, and in a principal amount equal to an amount of not less than $1,000,000 that in the Calculation Agent's judgment is representative for a single transaction in such market at such time (a "Representative Amount"). The Calculation Agent will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for such LIBOR Interest
      Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00
      A.M., New York City time, on such LIBOR Interest Determination
      Date by three major
      banks in The City of New York, selected by the Calculation Agent, for loans in U.S. dollars to leading European banks, having the Index Maturity shown on the face hereof and in a Representative Amount; provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, LIBOR will be the LIBOR in effect on such LIBOR Interest Determination Date (or, in the case of the first Interest Reset Date, the Initial Interest Rate).

            The interest rate determined in accordance with the foregoing provisions (except in the case of an interest rate determined pursuant to the proviso of the last sentence of the immediately preceding paragraph) will be adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof.

            Determination of Treasury Rate. If the Interest Rate Basis specified on the face hereof is the Treasury Rate, the interest rate with respect to this Security for any Interest Reset Date shall equal (a) the rate for the auction on the relevant Treasury Interest Determination Date (as defined below) of direct obligations of the United States ("Treasury bills") having the Index Maturity shown on the face hereof as published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/Auction Average (investment)" or (b) if such rate is not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the auction average rate (expressed as bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity shown on the face hereof are not published or reported as provided in (a) or (b) above by 3:00 P.M., New York City time, on such Calculation Date or if no such auction is held in a particular week, then the Treasury Rate shall be the rate set forth in H.15(519) for the relevant Treasury Interest Determination Date for the Index Maturity shown on the face hereof under the heading "U.S. Government Securities/Treasury Bills/Secondary Market". In the event such rate is not so published by 3:00 P.M., New York City time, on the relevant Calculation Date, the Treasury Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three primary United States government securities dealers in The City of New York selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity shown on the face hereof; provided, however, that if fewer than three such dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Treasury Rate shall be the Treasury Rate on such Treasury Interest Determination Date (or, in the case of the first Interest Reset Date, the Initial Interest Rate).

            The interest rate determined in accordance with the foregoing provisions (except in the case of an interest rate determined pursuant to the proviso of the last sentence of the immediately preceding paragraph) will be adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof.

            The "Treasury Interest Determination Date" pertaining to an Interest Reset Date will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. If, as the result of a legal holiday, an auction is so held on the Friday in the week immediately preceding the week in which such Interest Reset Day falls, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for this Security, then such Interest Reset Date shall instead be the first Market Day immediately following such auction date.

            Determination of CD Rate. If the Interest Rate basis specified on the face hereof is the CD Rate, the interest rate with respect to this Security for any Interest Reset Date shall equal the rate on the second Market Day immediately preceding such Interest Reset Date (the "CD Rate Interest Determination Date") for negotiable certificates of deposit having the Index Maturity shown on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 3:00 P.M., New York City time, on the relevant Calculation Date, then the CD Rate with respect to such Interest Reset Date shall be the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit having the Index Maturity shown on the face hereof as published in Composite Quotations under the heading

"Certificates of Deposit". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the CD Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates, as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity shown on the face hereof in a denomination of $5,000,000; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the CD Rate with respect to such Interest Reset Date will be the CD Rate in effect on such CD Rate Interest Determination Date (or, in the case of the first Interest Reset Date, the Initial Interest Rate).

            The interest rate determined in accordance with the foregoing provisions (except in the case of an interest rate determined pursuant to the proviso of the last sentence of the immediately preceding paragraph) will be adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof.

            Determination of Federal Funds Rate. If the Interest Rate Basis specified on the face hereof is the Federal Funds Rate, the interest rate with respect to this Security for any Interest Reset Date shall equal the rate on the second Market Day immediately preceding such Interest Reset Date (the "Federal Funds Interest Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)" or in the event that such rate is not so published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, then as published in Composite Quotations under the heading "Federal Funds/ Effective Rate" or (b) if by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, the arithmetic mean, as calculated by the Calculation Agent on such Calculation Date, of the rates, as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if fewer than three brokers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Federal Funds Rate will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date (or, in the case of the first Interest Reset Date, the Initial Interest Rate).

            The interest rate determined in accordance with the foregoing provisions (except in the case of an interest rate determined pursuant to the proviso of the last sentence of the immediately preceding paragraph) will be adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof.

            Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof and in no event shall be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

            The "Calculation Date" pertaining to any Commercial Paper Interest Determination Date, Prime Rate Interest Determination Date, LIBOR Interest Determination Date, Treasury Interest Determination Date, CD Rate Interest Determination Date or Federal Funds Rate Interest Determination Date, as the case may be, shall be the tenth day after such interest determination date or, if any such day is not a Market Day with respect to this Security, the next succeeding Market Day.
            The Calculation Agent's determination of the interest rate on this Security shall be final and binding in the absence of manifest error.

            Except as otherwise provided herein, all percentages resulting from any calculation with respect to this Security will be rounded upwards, if necessary, to the nearest one-hundred thousandth of a percentage point (e.g., 9.876541% (or .09876541) being rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts will be rounded to the nearest cent (with one-half cent being rounded upwards).

            Payments of interest hereon with respect to any Interest Payment Date or at maturity will include interest accrued to but excluding such Interest Payment Date and such maturity date, as the case may be; provided, however, that, if the Interest Reset Period with respect to this Security is weekly, the interest payable on any Interest Payment Date, other than interest payable on the date on which principal is payable, will include interest accrued to but excluding the day following the next preceding Regular Record Date.

            Accrued interest from the date of issue or from the last date to which interest has been paid or duly provided for shall be calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day from the date of issue or from the last date to which interest has been paid or duly provided for, to but excluding the date for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each such day shall be computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360, if the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate, Prime Rate, LIBOR, CD Rate or Federal Funds Rate, or by the actual number of days in the year if the Interest Rate Basis specified on the face hereof is the Treasury Rate.

            Unless otherwise specified on the face hereof, if any payment date would otherwise be a day which is not a Market Day, with respect to this Security, such payment need not be made on such day, but may be made on the next succeeding Market Day (or, if the Interest Rate Basis specified on the face hereof is LIBOR, if such day falls in the next calendar month, the next preceding Market Day) with the same force and effect as if made on the due date, and no interest shall accrue on the period from and after such date.

            "Market Day" means (i) any Business Day (unless the Interest Rate Basis on the face hereof is LIBOR) and (ii) if the Interest Rate Basis on the face hereof is LIBOR, any Business Day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. Unless otherwise specified on the face hereof, the term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, which is (i) not a day on which banking institutions in The City of New York generally are authorized or obligated by law or executive order to close, and (ii) if this Security is denominated in a Specified Currency other than U.S. dollars, not a day on which banking institutions are authorized or obligated by law or executive order to close in the financial center of the country issuing the Specified Currency (which in the case of ECUs shall be Brussels, in which case "Business Day" shall not include any day that is a non-ECU clearing day as determined by the ECU Banking Association in Paris). Unless otherwise specified on the face hereof, "London Market Day" means any day on which dealings in U.S. dollars are transacted in the London interbank market.

            3. This Security is not exchangeable for Securities registered in the name of a person other than the Depositary or its nominee except in the event (x) the Depositary has notified the Issuer that it is unwilling or unable to continue as Depositary for such Global Security or the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, (y) the Issuer has delivered to the Trustee a written notice that this Global Security shall be exchangeable or
(z) an Event of Default has occurred and is continuing with respect to the Securities of this series, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in the limited circumstances described in this paragraph.

            4. (a) Unless a Redemption Commencement Date is specified on the face hereof, and except as otherwise provided in Paragraph 4(b) below, this Security shall not be redeemable at the option of the Issuer before the Stated Maturity specified herein. If a Redemption Commencement Date is so specified, this Security is subject to redemption upon not less than 60 days' nor more than 90 days' notice by first class mail at any time on or after the Redemption Commencement Date, as a whole or in part, at the election of the Issuer, at the Redemption Price specified on the face hereof (expressed as a percentage of the principal amount of this Security) applicable to the Redemption Period so specified during which this Security is to be redeemed, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments due on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to herein, all as provided in the Indenture.

            (b) The Securities of this series are subject to redemption upon not less than 60 days' notice by mail, as a whole or in part, at the election of the Issuer, if the Issuer, in an Officers' Certificate, certifies to the Trustee that it has determined to terminate its obligation to file reports with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). Unless otherwise provided on the face hereof, any such redemption will be made at a Redemption Price equal to the greater of 100% of

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

the principal amount of the Securities to be redeemed and the average of the final bid and ask prices (as determined by the Issuer) for the Securities of this series and of a like tenor on the 10 Business Days preceding the date of mailing by the Issuer of the notice of redemption, expressed as a percentage of the principal amount of the Securities of this series, together with accrued interest to the date fixed for redemption, unless such accrued interest is reflected in the final bid and ask prices. In the event that there are no bid or ask prices for the Securities of such series on the 10 Business Days preceding the date the Issuer mails the notice of redemption, such redemption will be made at a Redemption Price equal to the greater of 100% of the Securities to be redeemed and the market value for the Securities to be redeemed as determined by a broker-dealer selected by the Issuer (which may be an affiliate of the Issuer), together with accrued interest to the date fixed for redemption, unless such accrued interest is reflected in the final bid and ask prices. Unless otherwise provided on the face hereof, redemption pursuant to this paragraph will take place by selecting for redemption Securities of the smallest denomination first (as evidenced in the Security Register) in order that, following the Redemption Date, all Securities that constitute a single "class" of securities (within the meaning of the Exchange Act and the rules thereunder) will be held of record by not more than the largest number of holders at which the Issuer would not be subject to a reporting or filing obligation under the Exchange Act (the "Maximum Number of Holders"). In the event that selection for redemption of Securities of the smallest denomination first (as evidenced in the Securities Register) does not result in the Securities being held of record by not more than the Maximum Number of Holders, the Trustee shall select such additional Securities for redemption by such method as the Trustee shall deem fair and appropriate in order that following the date fixed for redemption, all Securities constituting a single "class" of securities for purposes of the Exchange Act will be held of record by not more than the Maximum Number of Holders. In connection with any such redemption, the Issuer and the Trustee may, without the consent of any Holder of any Security of this series, enter into a supplemental indenture increasing the minimum denomination of the Securities of this series in a manner so that it is not possible for such Securities to be held of record by more than the Maximum Number of Holders.

            (c) In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor and for a principal amount equal to the unredeemed portion will be issued to the registered Holder upon the cancellation hereof.

            5. (a) If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

            (b) As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request an offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

            6. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 50% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in

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

exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

            7. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

            8. This Security shall be governed by and construed in accordance with the laws of the State of New York.